SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549
                                 ____________________

                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported)       February 24, 1997
                                                       -------------------------

                               ICG COMMUNICATIONS, INC.
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                  (Exact name of registrant as specified in charter)

               Delaware                1-11965                   84-1342022
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       (State of Incorporation)     (Commission             (IRS Employer
                                      File Number)           Identification No.)

         9605 E. Maroon Circle, P.O. Box 6742, Englewood, Colorado 80155-6742
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                       (Address of principal executive offices)

                             ICG HOLDINGS (CANADA), INC.
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                  (Exact name of registrant as specified in charter)

               Canada                  1-11052                   Not Applicable
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       (State of Incorporation)      (Commission            (IRS Employer
                                      File Number)           Identification No.)

         1710-1177 West Hastings Street, Vancouver, British Columbia V6E 2L3
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                       (Address of principal executive offices)

                                  ICG HOLDINGS, INC.
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                  (Exact name of registrant as specified in charter)

               Colorado                33-96540                  84-1158866
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       (State of Incorporation)      (Commission            (IRS Employer
                                      File Number)           Identification No.)

         9605 E. Maroon Circle, P.O. Box 6742, Englewood, Colorado 80155-6742
     ---------------------------------------------------------------------------
                       (Address of principal executive offices)

     Registrants' telephone numbers,
     including area codes                    (800) 650-5960 or (303) 572-5960
                         -------------------------------------------------------

                                         N/A
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            (Former name or former address, if changed since last report.)

     ITEM 5.   OTHER EVENTS.
     ------    ------------

               In a press release dated February 24, 1997, ICG Communications, Inc., a Delaware corporation, announced that its indirectly owned subsidiary, ICG Holdings, Inc., a Colorado corporation, is offering approximately $100 million of Senior Discount Notes and $100 million of Exchangeable Preferred Stock.

     ITEM 7.   EXHIBITS.
     ------    --------

               (c)  Exhibits
                    --------

                    99.1 Press Release, dated February 24, 1997.

                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


     Dated:  February 25, 1997                    ICG COMMUNICATIONS, INC.


                                                  By:/s/ James D. Grenfell
                                                     ---------------------------
                                                     James D. Grenfell
                                                     Executive Vice President,
                                                        Chief Financial Officer
                                                        and Treasurer


                                                  ICG HOLDINGS (CANADA), INC.


                                                  By:/s/ James D. Grenfell
                                                     ---------------------------
                                                     James D. Grenfell
                                                     Executive Vice President,
                                                        Chief Financial Officer
                                                        and Treasurer


                                                  ICG HOLDINGS, INC.


                                                  By:/s/ James D. Grenfell
                                                     ---------------------------
                                                     James D. Grenfell
                                                     Executive Vice President,
                                                        Chief Financial Officer
                                                        and Treasurer

                                    EXHIBIT INDEX
                                    -------------



     Exhibit Number      Description of Exhibit
     --------------      ----------------------


          99.1           Press Release, dated February 24, 1997.